================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

      Date of Report (Date of earliest event reported): September 29, 1998



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                        333-61939              13-3526694
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)


   One New York Plaza                                             10292
   New York, New York                                           (Zip Code)
  (Address of Principal
    Executive Offices)







       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
--------------------------------------------------------------------------------



          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

         Item 2.           Acquisition or Disposition of Assets
                           ------------------------------------

Description of the Certificates and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation registered issuances of up to $750,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-61939) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 1998-3 (the "Trust") issued approximately $140,062,235.50 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1998-3 (the "Certificates"), on September 29, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of September 1, 1998, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of four classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "Class A-2 Certificates"), the Class A-3 Certificates (the "Class A-3 Certificates"), and the Class A-4 Certificates (the "Class A-4 Certificates", and, collectively with the Class A-1 Certificates, the Class A-2 Certificates, and the Class A-3 Certificates, the "Class A Certificates") and one class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates is adjustable. The Pass-Through Rates for the Class A-1 Certificates, the Class A-2 Certificates, and the Class A-3 Certificates are 6.400%, 6.020% and 6.295% per annum, respectively.

                  The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, and the Class A-4 Certificates have original Certificate Principal Balances of $43,100,000, $30,000,000, $105,100,000, and $19,800,000
respectively.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 4, 1998 and the Prospectus Supplement dated September 14, 1998 filed pursuant to Rule 424(b) (5) of the Act on September 30, 1998.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

1.1 Underwriting Agreement, dated September 14, 1998, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

1.2 Indemnification Agreement, dated as of September 14, 1998, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., ABFS 1998-3, Inc., and Financial Security Assurance Inc.

4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., as servicer, and The Chase Manhattan Bank, as trustee.

4.2 Unaffiliated Seller's Agreement, dated as of September 1, 1998, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1998-3, Inc.

10.1 Financial Guaranty Insurance Policy, dated September 29, 1998.

23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.

                                   SIGNATURES


                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PRUDENTIAL SECURITIES SECURED
                                                    FINANCING CORPORATION
                                                    As Depositor and on behalf
                                                    of ABFS Mortgage Loan Trust
                                                    1998-3
                                                    Registrant


                                                By: /s/  Evan Mitnick
                                                    ----------------------------
                                                         Name:  Evan Mitnick
                                                         Title: Vice President




         Dated:  October 7, 1998

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              ------------

   1.1 Underwriting Agreement, dated September 14, 1998, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

   1.2 Indemnification Agreement, dated September 14, 1998, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., ABFS 1998-3, Inc., and Financial Security Assurance Inc.

   4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., as servicer, and The Chase Manhattan Bank, as trustee.

   4.2 Unaffiliated Seller's Agreement, dated as of September 1, 1998, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1998-3, Inc.

   10.1                  Financial Guaranty Insurance Policy, dated September
                         29, 1998.

   23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.